Registration No. 333-_______


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                   ----------

                             CYBEROPTICS CORPORATION
               (Exact name of issuer as specified in its charter)

          Minnesota                                      41-1472057
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
incorporation or organization)

                             5900 Golden Hills Drive
                         Golden Valley, Minnesota 55416
               (Address of Principal Executive Offices) (Zip Code)

            CYBEROPTICS CORPORATION 1992 EMPLOYEE STOCK PURCHASE PLAN
                            (Full title of the plan)

                                   ----------

Steven M. Quist                                           Copy to:
President                                                 Thomas Martin
CyberOptics Corporation                                   Dorsey & Whitney LLP
5900 Golden Hills Drive                                   220 South Sixth Street
Golden Valley, Minnesota  55416                           Minneapolis, MN 55402
(Name and address of agent for service)

                                 (612) 542-5000
          (Telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

================================================================================
 Title of                                           Proposed          Proposed
Securities         Amount          Maximum           Maximum          Amount of
  to be            to be        Offering Price      Aggregate       Registration
Registered      Registered(1)    Per Share(2)    Offering Price(2)      Fee
--------------------------------------------------------------------------------
Common Stock
no par value    200,000           $16.53         $3,306,250          $920
================================================================================

(1) The number of shares being registered represents 200,000 additional shares of Common Stock which may be issued pursuant to the CyberOptics Corporation 1992 Employee Stock Purchase Plan, in addition to shares previously registered.

(2) Estimated solely for the purpose of determining the registration fee. The proposed maximum offering price is based upon the average of the high and low selling prices of the Common Stock quoted on NASDAQ NMS for August 9, 1999.

Pursuant to General Instruction E of the General Instructions to the Form S-8, this Registration Statement incorporates by reference the Registrant's Registration Statement on Form S-8 filed August 5, 1992 (No. 33-50510).

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 8.  Exhibits.

       Exhibit Number     Description

           5              Opinion of Dorsey & Whitney LLP.

          24.1            Consent of PricewaterhouseCoopers LLP.

          24.2 Consent of Dorsey & Whitney LLP (included in Exhibit 5 above).

          25 Power of Attorney (included in the signature page to this Registration Statement).

                                   SIGNATURES

       Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on this 12th day of August, 1999.

                                       CYBEROPTICS CORPORATION


                                       By:  /s/ STEVEN M. QUIST
                                            -------------------
                                                Steven M. Quist, President

                                POWER OF ATTORNEY

         The officers and directors of CyberOptics Corporation, whose signatures appear below, hereby constitute and appoint Steven K. Case and Steven M. Quist, and each of them (with full power to each of them to act alone), the true and lawful attorney-in-fact to sign and execute on behalf of the undersigned, any amendment or amendments to this Registration Statement of CyberOptics Corporation, and each of the undersigned does hereby ratify and confirm all that said attorneys shall do or cause to be done by virtue thereof.

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

        Name                             Title
        ----                             -----

  /s/ STEVEN K.CASE              Chairman and Director           August 13, 1999
  -----------------
Steven K. Case                   (PRINCIPAL EXECUTIVE OFFICER)

  /s/ STEVEN M. QUIST            President and Director          August 13, 1999
------------------------------
Steven M. Quist

  /s/ RICHARD BALLINTINE         Vice President-Finance          August 13, 1999
------------------------------
Richard Ballintine               (PRINCIPAL ACCOUNTING OFFICER)

   /s/ ALEX B. CIMOCHOWSKI       Director                        August 13, 1999
------------------------------
Alex B. Cimochowski

    /s/ ERWIN A. KELEN           Director                        August 13, 1999
------------------------------
Erwin A. Kelen

   /s/ IRENE M. QUALTERS         Director                        August 13, 1999
------------------------------
Irene M. Qualters

  /s/ MICHAEL M. SELZER, JR.     Director                        August 13, 1999
------------------------------
Michael M. Selzer, Jr.

                                  EXHIBIT INDEX


Exhibit Number    Description                                               Page

      5           Opinion of Dorsey & Whitney LLP.                            4

     24.1         Consent of PricewaterhouseCoopers LLP.                      5

     24.2 Consent of Dorsey & Whitney LLP (included in Exhibit 5 above).

     25 Powers of Attorney (included in the signature page to this Registration Statement)